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                                                               Exhibit 10.04

                             REGISTRATION AGREEMENT


      THIS AGREEMENT is made as of September 8, 1993, by and among OneSource Holding corporation, a Delaware corporation (the "Company"), Information Partners Capital Fund, L.P., a Delaware limited partnership ("Information Partners Capital Fund"), William Blair Venture Partners III Limited Partnership, an Illinois limited partnership ("Blair"), the Persons listed on Schedule A attached hereto (the "Information Partners Coinvestors"), Silicon Valley Bank, a California bank ("Silicon") , and the Persons listed on Schedule B attached hereto (the "Management Group") (Information Partners Capital Fund and Information Partners Coinvestors are collectively referred to herein as "Information Partners"; Information Partners, Blair, Silicon and the Management Group are collectively referred to herein as the "Stockholders," and each as a "Stockholder").

      Information Partners, Blair and the Company are parties to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). Silicon and OneSource Information Services, Inc., a wholly owned subsidiary of the Company, are parties to certain financing agreements (the "Financing Agreements") of even date herewith. Each of the Management Group will become a party with the Company to a Management Stock Purchase Agreement (collectively, the "Management Agreements") and will become a party to a Stock Option Agreement (collectively, the "Stock Option Agreements"). In order to induce Information Partners and Blair to enter into the Purchase Agreement, Silicon to enter into the Financing Agreements and the Management Group to enter into the Management Agreements, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

      The parties hereto agree as follows:

      1.    DEMAND REGISTRATIONS.

      (a) REQUESTS FOR REGISTRATION. At any time the holders of a majority of both the Information Partners Registrable Securities and the Blair Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

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      (b)   LONG-FORM REGISTRATIONS. The holders of a majority of the
Information Partners Registrable Securities and the holders of a majority of the Blair Registrable Securities will be entitled to request two Long-Form Registrations in which the Company will pay all Registration Expenses. A registration will not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and the last of such Long-Form Registrations will not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities requesting such registration have been able to register and sell pursuant to a Demand Registration(s) at least 90% of the Registrable Securities requested to be registered by such holders; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

      (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b) , the holders of a majority of the Information Partners Registrable Securities and the holders of a majority of the Blair Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

      (d) PRIORITY ON DEMAND REGISTRATIONS. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

      (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. -The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in

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such event, the holders of Registrable Securities initially requesting such
Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

      (f) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

      (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

      2.    PIGGYBACK REGISTRATIONS.

      (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration") , whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of -the Company's notice.

      (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

      (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the.- Company, and the managing underwriters advise the company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to the company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

      (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in

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such offering within a price range reasonably acceptable to the Company, the
Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders requesting such registration and the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (ii) second, other securities requested to be included in such registration.

      (e) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and " if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) , whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

      3.    HOLDBACK AGREEMENTS.

      (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities (other than Silicon) agrees not to effect any public sale or, distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration) , unless the underwriters managing the registered public offering otherwise agree. Notwithstanding the foregoing, Silicon agrees to be bound by the terms of this paragraph 3 (a) in the event that the underwriters managing the registered public offering so request.

      (b) The company agrees (i) not to effect any public sale or distribution, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form) , unless the. underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted) , unless the underwriters managing the registered public offering otherwise agree.

      4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of

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Common and Class P Common held by a holder of Registrable securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public) , and pursuant thereto the Company will as expeditiously as possible:

      (a) prepare and (within 60 days after the end of the period, within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement (who shall be reasonably acceptable to the holders of a majority of the Information Partners Registrable Securities and a majority of the Blair Registrable Securities) copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

      (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

      (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to CONSUMMATE the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

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      (e)   notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

      (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable securities (including, without limitation, effecting a stock split or a combination of shares);

      (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

      (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration

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statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

      (1) obtain a cold comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement) ; and

      (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) , with respect to the registration statement, each amendment and supplement thereto, the prospectus included herein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

      5.    REGISTRATION EXPENSES.

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") , will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

      (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration (who shall be reasonably acceptable to the holders of a majority of the Information Partners Registrable Securities and a majority of the Blair Registrable Securities).

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      (c)   To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

      6.    INDEMNIFICATION.

      (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) .arise, out of or are based upon
(i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this paragraph 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by .them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein. In connection with an underwritten offering, the company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

      (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims,

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damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such holder will reimburse the Company and each such directly, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

      (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) The indemnification provided f or under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      7.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

      (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any overallotment or "green shoe" option requested by the managing underwriter(s)) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting

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agreements and other documents reasonably required under the terms of such underwriting arrangements.

      (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4 (e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4 (e). In the event the Company shall give any such notice, the applicable time period mentioned in paragraph 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

      8. CURRENT PUBLIC INFORMATION. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

      9.    DEFINITIONS.

      "Blair Registrable Securities" means (i) any shares of Common Stock issued to Blair pursuant to the Purchase Agreement, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange pursuant to paragraph 5 of the Stockholders Agreement; provided, however, that in the event that pursuant to such recapitalization or exchange equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-Participating Securities will not be Registrable Securities, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above. As to any particular shares constituting Blair Registrable Securities, such shares will cease to be Blair Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

      "Class P Common" means the Class P Common Stock, par value $.01 per share, of the Company.

      "Common" means the Common Stock, par value $.01 per share, of the Company.

      "Common Stock" means collectively Class P Common and Common.

      "Information Partners Registrable Securities" means (i) any shares of Common Stock issued to Information Partners pursuant to the Purchase Agreement,
(ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange pursuant to paragraph 5 of the Stockholders Agreement; provided, however, that in the event that pursuant to such recapitalization or exchange NonParticipating Securities are issued, such Non-Participating Securities will not be Registrable Securities, and (iii) any other shares of Common Stock held by Persons holding securities described in Clauses (i) and (ii) above. As to any particular shares constituting Information Partners Registrable Securities, such shares will cease to be Information Partners Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

      "Management Registrable Securities" means (i) any shares of Common Stock issued to the Management Group pursuant to the Management Agreements, (ii) any shares of Common Stock issued or issuable upon exercise of the stock options issued to the Management Group pursuant to the Stock Option Agreements, (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange pursuant to paragraph 5 of the Stockholders Agreement; provided, however, that in the event that pursuant to such recapitalization or exchange Non-Participating Securities are issued, such NonParticipating securities will not be Registrable Securities, and (iv) any other shares of Common Stock held by Persons holding securities described in clauses (i) , (ii) and (iii) above. As to any particular shares constituting Management Registrable Securities, such shares will cease to be Management Registrable Securities when they have been
(x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

      "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

      "Registrable Securities" means collectively Blair Registrable Securities, Information Partners Registrable Securities, Silicon Registrable Securities and Management Registrable. Securities.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

      "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

      "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

      "Silicon Registrable Securities" means (i) any shares of Common Stock issued to Silicon upon the exercise of that certain warrant issued to Silicon pursuant to that certain Warrant Agreement dated as of the date hereof (the "Silicon Warrant"), (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange pursuant to paragraph 5 of the Stockholders Agreement; provided, however, that in the event that pursuant to such recapitalization or exchange Non-Participating Securities are issued, such NonParticipating Securities will not be Registrable Securities, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above. As to any particular shares constituting Silicon Registrable Securities, such shares will cease to be Silicon Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

      Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

      10.   MISCELLANEOUS.

      (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable securities in this Agreement.

      (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

      (c) REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

      (d)   ARBITRATION.

      (i) ARBITRATION. In the event of disputes between the parties with respect to the terms and conditions of this Agreement, such disputes shall be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Boston, Massachusetts. Such arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration shall be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such Arbitration, shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in his or its sole discretion, ask for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

      (ii) PROCEDURE. Such arbitration may be initiated by written notice from either party to the other which shall be a compulsory and binding proceeding on each party. The arbitration shall be conducted before a panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The costs of said arbitrators and the arbitration shall be borne equally by the parties hereto. Each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration. Time is of the essence of this arbitration procedure, and the arbitrators shall be instructed and required to render their decision within ten (10) days following completion of the arbitration.

      (iii) VENUE AND JURISDICTION. Any and all legal proceedings to enforce this Agreement, (including any action to compel arbitration hereunder or to enforce any award or judgment rendered thereby), shall be governed in accordance with this paragraph (d) hereunder.

      (e) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least two-thirds of the Registrable Securities; provided, however, that in the event that such amendment or waiver would adversely affect a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely affected.

      (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by third parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of an enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

      (g) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      (h) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

      (i) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (j) GOVERNING LAW. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

      (k) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to Blair and Information Partners at the addresses indicated on the Schedule of Purchasers attached to the Purchase Agreement, to the Management Group at the address indicated in the Management Agreements and to the Company at the address indicated below:

            OneSource Holding Corporation
            c/o Information Partners Capital Fund, L.P.
            Two Copley Place
            Boston, Massachusetts 02116
            Attention:  David Dominik

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement o the day and year first above written.


                         ONESOURCE HOLDING CORPORATION


                         By:  /s/ David Dominik
                              -------------------------------

                         Its:  President
                              -------------------------------


                         WILLIAM BLAIR VENTURE PARTNERS III
                           LIMITED PARTNERSHIP


                         By:  William Blair Venture Management Company

                         Its: General Partner


                         By:  /s/ Gregg Newmark
                              -------------------------------

                         Its: A General Partner


                         SILICON VALLEY BANK


                         By:  /s/ David B. Fischer
                              -------------------------------

                         Its:   Vice President
                              -------------------------------


                         BCIP ASSOCIATES


                         By:  /s/ David Dominik
                              -------------------------------

                         Its:   General Partner
                              -------------------------------


                         BCIP TRUST ASSOCIATES, L.P.


                         By:  /s/ David Dominik
                              -------------------------------
                         Its:    General Partner
                              -------------------------------

                                   SCHEDULE A

                                 BCIP Associates

                           BCIP Trust Associates, L.P.

                                   SCHEDULE B

                              THE MANAGEMENT GROUP

                               None